Cancer Diagnostic Solutions
Jon Cohen, M.D.
Senior Vice President and Chief Medical Officer

the new QUEST

Safe Harbor Disclosure

This presentation may contain forward-looking statements.
Readers are cautioned not to place undue reliance on
forward-looking statements, which speak only as of the date
that they are made and which reflect management's current
estimates, projections, expectations or beliefs and which
involve risks and uncertainties that could cause actual
results and outcomes to be materially different. Risks and
uncertainties that may affect the future results of the
company include, but are not limited to, adverse results
from pending or future government investigations, lawsuits
or private actions, the competitive environment, changes in
government regulations, changing relationships with
customers, payers, suppliers and strategic partners and
other factors discussed in "Business," "Risk Factors,"
"Cautionary Factors that May Affect Future Results," "Legal
Proceedings," "Management's Discussion and Analysis of
Financial Condition and Results of Operations," and
"Quantitative and Qualitative Disclosures About Market Risk"
in the company's 2011 Annual Report on Form 10-K and
"Management's Discussion and Analysis of Financial Condition
and Results of Operations," "Quantitative and Qualitative
Disclosures About Market Risk," and "Risk Factors" in the
company's Quarterly Reports on Form 10-Q and other items
throughout the Form 10-K and the company's 2012 Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K.

the new QUEST

Comprehensive Cancer Diagnostic Solutions

AmeriPath

- Largest US pathology provider with its 300+ board-certified MDs and PhDs
- Medical director and exclusive pathology group for 100+ hospitals

DermPath Diagnostics

- Largest dermatopathology provider in the world with its 100+ board-certified physicians
- Trains 85%+ of all dermatology residents in the US

Quest Diagnostics

- Largest pap provider in the US
- Leader in esoteric and molecular diagnostics testing capabilities
- 350+ MDs and PhDs

Molecular Cancer Diagnostics

Predisposition | Screening | Diagnosis | Prognosis | Treatment | Monitoring

our new QUEST
3 Restore Growth
| 3

Select Cancer Diagnostics Test Menu Today

Continuum of Patient Care

Cancer Type   Breast   Colon   Leukemia/
                               Lymphoma Lung  Skin  Prostate
Predisposition
Screening
Diagnosis
Prognosis
Treatment
Monitoring

Right Diagnostics
Right Treatment
Better Outcomes

the new QUEST

3 Restore Growth

Strategic Partnerships with Hospitals and Integrated
Health Networks

the new QUEST

Continued Price and Utilization Pressure will Drive Demand
for our Expertise in a Range of Strategic Partnerships

Level of Strategic Partnership
Esoteric Testing
Microbiology Outsourcing
Lab Management & Outsourcing
Outreach Acquisition
Joint Venture
50% of US Hospitals
Multiple Midsized and Large Hospitals
Six Contracts Covering Over 13 Hospitals and 3,500+ beds
Three In The Last 24 Months Alone
Six Joint Ventures In Place 14+ Years
ACOs
Scope of Services

the new QUEST

3 Restore Growth

The Boston Globe

UMASS Hospital Sells Part of Lab Unit

By Robert Weisman

Globe Staff

October 16, 2012

UMass Memorial Medical Center in Worcester. which has been
restructuring operations to improve its finances, said
Tuesday it has signed an agreement to sell the hospital's
clinical outreach laboratory business to Quest Diagnostic
for an undisclosed price. The medical center, part of UMass
Memorial Health Care -- the largest health care system in
central Massachusetts -- said the sale was the first step
toward an alliance in which UMass Memorial could take a
financial stake in a new venture that would operate a
state-of-the-art lab in Massachusetts.

the new QUEST

3 Restore Growth

Hospital Lab Management Provides Multiple Benefits

Reduce Fixed Costs
Increase Revenue
Reduce Variable Costs
Improve Cash Flow
Equipment Costs
Supply Costs
Personnel Costs
Hospital Total Lab Costs
Quest Diagnostics Lab Outsourcing
Value Created

the new QUEST

3 Restore Growth

Partnering with Hospitals to Help Manage Accountable Care
Organizations (ACOs)

1 Bend the Cost Curve
2 Deliver Insights on Physician Behaviors and Testing Patterns
Consolidating Data & Delivering Insights

3 Assess Population and Manage Wellness
4 Drive Patient Engagement & Close Gaps in Care
Deliver Testing Management Solutions to Help Control Cost

5 Data Aggregation and Connectivity Solutions
Patient Focused Programs to Enable Effective Management of
Care, etc.

the new QUEST

3 Restore Growth

Hospital - Quest Diagnostics Partnership

Lab Mgmt. Joint Venture Monetize Outreach
Human Resources TB Testing
Improving Lab Efficiency Consolidated send out in house
processing
Broad I.T. support, E-pre, EMR, lab hub
ACO Support
Private Label Personal Health Record
Cancer Diagnostic Center of Excellence
Microbiology outsourcing
Molecular Testing in hospital MRSA CDIFF
Hospital-Quest Collaboration

the new QUEST

3 Restore Growth